UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: November 15, 2005

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                              X-RITE, INCORPORATED
             (Exact name of registrant as specified in its charter)

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          Michigan                     000-14800                 38-1737300
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)            Identification no)

                              3100 44th Street S.W.
                           Grandville, Michigan 49418
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (616) 534-7663

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Executive Compensation

On November 15, 2005, the Compensation Committee of the Board of Directors of X-Rite, Incorporated established the following base salaries and bonus targets for its executive officers [for fiscal year 2006]:

Base Salaries.  Base salaries [for fiscal year 2006] are as follows

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Name                    Position                                   Base Salary
----                    --------                                   -----------
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Michael C. Ferrara      President, Chief Executive Officer         $390,000
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Mary E. Chowning        Vice President, Chief Financial Officer    $275,000
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Jeffrey J. Smolinski    Vice President, Operations                 $220,000
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Bernard J. Berg         Senior Vice President, Engineering         $206,000
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James M. Weaver         Vice President, Marketing and Product      $200,000
                        Development
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Joan Mariani Andrew     Vice President                             $222,000
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Bonus Targets.  Bonus targets [for fiscal year 2006] are as follows:

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Name                    Position                                   Bonus Target
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Michael C. Ferrara      President, Chief Executive Officer         $280,800
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Mary E. Chowning        Vice President, Chief Financial Officer    $132,000
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Jeffrey J. Smolinski    Vice President, Operations                 $105,600
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Bernard J. Berg         Senior Vice President, Engineering         $98,880
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James M. Weaver         Vice President, Marketing and Product      $96,000
                        Development
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Joan Mariani Andrew     Vice President                             $106,560
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.



Dated: November 21, 2005                     X-RITE, INCORPORATED

                                             By: /s/ Mary E. Chowning
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                                                 Mary E. Chowning
                                                 Chief Financial Officer